UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): June 9, 2009

SUNGARD® DATA SYSTEMS INC.

(Exact Name of Registrant as Specified in Charter)

DELAWARE	1-12989	51-0267091
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

680 EAST SWEDESFORD ROAD, WAYNE, PENNSYLVANIA	19087
(Address of Principal Executive Offices)	(Zip Code)

REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE: 484-582-2000

Not Applicable

(Former Name and Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On June 9, 2009, SunGard Data Systems Inc. (the “Company”) entered into an Amendment and Restatement Agreement (the “Amendment”) by and among the Company, SunGard UK Holdings Limited (the “Overseas Borrower”), SunGard Holdco LLC (“Holdings”), JPMorgan Chase Bank, N.A., as administrative agent, Swing Line Lender and L/C Issuer, and the Lenders party thereto, to the Credit Agreement dated as of August 11, 2005 (as amended by the First Amendment and the Second Amendment, the “Credit Agreement”) among the Company, Solar Capital Corp. (which was merged with and into the Company), SunGard UK Holdings Limited, the other Overseas Borrowers party thereto, Holdings, Citigroup Global Markets Inc. and Deutsche Bank Securities Inc., as Co-Syndication Agents, Barclays Bank Plc and The Royal Bank of Canada, as Co-Documentation Agents, the lenders party thereto and the Administrative Agent.

Among other things, the Amendment (a) extends the maturity date of $2.5 billion of its dollar-denominated term loans to February 28, 2016, (b) extends the maturity date of £40 million of pound sterling-denominated term loans to February 28, 2016, (c) extends the maturity date of €120 million of euro-denominated term loans to February 28, 2016, (d) reduces existing revolving credit commitments to $829 million and extends the termination date of $580 million of revolving credit commitments to May 11, 2013, and (e) amends certain other provisions of the Credit Agreement, including provisions relating to negative covenants and financial covenants.

The foregoing description does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment, filed as Exhibit 10.1 hereto and incorporated by reference herein.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under and Off-Balance Sheet Arrangement of a Registrant

The information set forth in Item 1.01 is incorporated by reference into this Item 2.03.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

10.1	Amendment to the Credit Agreement, dated as of June 9, 2009, by and among SunGard Data Systems Inc., SunGard Holdco LLC, JPMorgan Chase Bank, N.A., as administrative agent and certain Lenders party thereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUNGARD DATA SYSTEMS INC.

Date: June 10, 2009	By:	/s/ Michael J. Ruane
Michael J. Ruane
Senior Vice President-Finance and Chief Financial Officer

EXHIBIT INDEX

The following is a list of Exhibits furnished with this report.

Exhibit No.	Description
10.1	Amendment to the Credit Agreement, dated as of June 9, 2009, by and among SunGard Data Systems Inc., SunGard Holdco LLC, JPMorgan Chase Bank, N.A., as administrative agent and certain Lenders party thereto.